Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of February 21, 2017 (this “Agreement”), to the Credit Agreement, dated as of June 2, 2015 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), among Getty Realty Corp., a Maryland corporation, as Borrower, certain subsidiaries of the Borrower from time to time party hereto, as Guarantors, the lenders from time to time party thereto (the “Lenders”), the L/C Issuers from time to time party thereto and Bank of America, N.A., as Administrative Agent and Swing Line Lender thereunder (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has proposed to issue a new series of notes under the Prudential Note Purchase Agreement, referred to therein as the $50,000,000 Series C Guaranteed Senior Notes due February 25, 2025, in the aggregate original principal amount of $50,000,000 (the “Series C Note Issuance”);

WHEREAS, as a condition to the Series C Note C Issuance, The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company, as purchasers under the Prudential Note Purchase Agreement, have required that the “Minimum Property Condition” (as defined in the Prudential Note Purchase Agreement) be increased from $200,000,000 to $500,000,000 (the “Proposed Prudential Amendment”);

WHEREAS, pursuant to Section 7.13 of the Credit Agreement, the Borrower is prohibited from entering into the Proposed Prudential Amendment unless the Loan Documents have been, or concurrently therewith are, modified in a manner reasonably deemed appropriate by the Administrative Agent to reflect the Proposed Prudential Amendment; and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to increase the “Minimum Property Condition” (as defined in the Credit Agreement) from $200,000,000 to $500,000,000;

WHEREAS, the Lenders are willing to amend the Credit Agreement pursuant to, and subject to, the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Modifications of the Credit Agreement.      On the First Amendment Effective Date, the Credit Agreement shall be, and hereby is, amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended to add thereto the following definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment to this Agreement, dated as of February 25, 2017, among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning specified in Section 2 of the First Amendment.

1.2 The definition of “Minimum Property Condition” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Minimum Property Condition”  means, at any time, the aggregate Unencumbered Asset Value of all Unencumbered Eligible Properties is at least $500,000,000.

1.3      The definition of “Prudential Note Purchase Agreement” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Prudential Note Purchase Agreement”  means that certain Second Amended and Restated Note Purchase and Guarantee Agreement dated as of February 25, 2017, by and between the Borrower, certain Subsidiaries of Borrower as Subsidiary Guarantors, and The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company, as Purchasers as in effect on the First Amendment Effective Date.

SECTION 2.    Conditions of Effectiveness.    This Agreement shall be effective as of the first date (such date being referred to herein as the “First Amendment Effective Date”) on which Administrative Agent has received each of the following, each of which shall be originals, facsimiles or digital copies (followed promptly by originals) and in form and substance satisfactory to Administrative Agent (a) executed counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders and (b) executed copies of all documentation entered into in connection with the Proposed Prudential Amendment.

SECTION 3.    Representations and Warranties of Loan Parties.  After giving effect to this Agreement, the Borrower reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (3) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement. Each of the Loan Parties represents and

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warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

  (a) it has the power and authority to execute, deliver and perform its obligations under this Agreement and has taken or caused to be taken all necessary company action to authorize the execution, delivery and performance of this Agreement;

  (b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

  (c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

  (d) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing; and

  (e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries.

SECTION 4.   Affirmation of Guarantors.    Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5.   Costs and Expenses.    The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement include the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6.   Ratification.

(a)      Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the

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Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b)      This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7.    Modifications.  Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8.    References.    The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9.    Counterparts.    This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10.    Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11.    Severability.    If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12.    Governing Law.    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE

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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 13.    Headings.   Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 14.    Entire Agreement.    This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Without limitation of the foregoing:

THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date hereof.

BORROWER:

GETTY REALTY CORP., a Maryland corporation

By:	/s/ Christopher J. Constant
Name: Christopher J. Constant
Title: President and CEO

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

GUARANTORS:

Each of the Guarantors is hereby executing this Agreement for the purposes of acknowledging its agreement to the representations and warranties made by such Guarantor under Section 3 of this Agreement, the affirmations made by such Guarantor under Section 4 of this Agreement and the ratifications, affirmations, confirmations and agreements made under Section 6 of this Agreement.

GETTY PROPERTIES CORP.
GETTY TM CORP.
AOC TRANSPORT, INC.
GETTYMART INC.
LEEMILT’S PETROLEUM, INC.
SLATTERY GROUP INC.
GETTY HI INDEMNITY, INC.
GETTY LEASING, INC.
GTY MD LEASING, INC.
GTY NY LEASING, INC.
GTY MA/NH LEASING, INC.
GTY-CPG (VA/DC) LEASING, INC.
GTY-CPG (QNS/B EASING, INC.

By:	/s/ Christopher J. Constant
Name: Christopher J. Constant
Title: President and CEO

GTY-PACIFIC LEASING, LLC

By:	GETTY PROPERTIES CORP., its sole member

By:	/s/ Christopher J. Constant
Name: Christopher J. Constant
Title: President and CEO

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

POWER TEST REALTY COMPANY LIMITED PARTNERSHIP

By: GETTY PROPERTIES CORP., its General Partner

By: /s/ Christopher J. Constant
Name: Christopher J. Constant
Title: President and CEO

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jonathan Salzinger
Name: Jonathan Salzinger
Title: Vice President

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Alicia T. Schreibstein
Name: Alicia T. Schreibstein
Title: Executive Director

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica Lauerhass
Name: Jessica Lauerhass
Title: Assistant Vice President

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

TD BANK, N.A., as a Lender

By:	/s/ Brian Haggerty
Name: Brian Haggerty
Title: Vice President

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Enrico Panno
Name: Enrico Panno
Title: SVP

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jonathan Salzinger
Name: Jonathan Salzinger
Title: Vice President

Signature Page to First Amendment to Getty Realty Corp. Credit Agreement